Exhibit 10.1

SECOND AMENDING AGREEMENT

THIS AGREEMENT dated as of July 6, 2026.

AMONG:

CANADIAN PACIFIC RAILWAY COMPANY (the “Borrower”) as Borrower,

and

CANADIAN PACIFIC KANSAS CITY LIMITED (the “Covenantor”), as Covenantor

OF THE FIRST PART

and

BANK OF MONTREAL, a Canadian chartered bank, as administrative agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE SECOND PART

and

EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the “Lenders” and individually, a “Lender”),

OF THE THIRD PART

WHEREAS the parties hereto entered into the Credit Agreement;

AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1. INTERPRETATION

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this second amending agreement, as amended, modified, supplemented or restated from time to time;

“Amended Credit Agreement” means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;

“Credit Agreement” means the third amended and restated credit agreement dated as of June 25, 2024, between the Borrower, the Covenantor, the Agent and the Lenders, as amended by a first amending agreement dated as of August 20, 2025; and

“Effective Date” means the date on which all of the conditions precedent in Section 4.1 of this Agreement have been satisfied or waived by the Lenders.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3 The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to “Section” or “Sections” are intended to refer to a Section or Sections of the Credit Agreement.

2. AMENDMENTS TO CREDIT AGREEMENT

2.1	Effective as of the Effective Date:

(a)	the definition of “2 Year Maturity Date” in Section 1.1 of the Credit Agreement is amended by replacing the reference therein to “June 25, 2027” with “ June 25, 2028”;

(b)	the definition of “5 Year Maturity Date” in Section 1.1 of the Credit Agreement is amended by replacing the reference therein to “June 25, 2030” with “ June 25, 2031”;

(c)	the definition of “Adjusted Term SOFR” in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“”Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation; provided that, if the Interest Period with respect to the applicable SOFR Loan is a Non-Standard Interest Period, then Adjusted Term SOFR shall be the SOFR Interpolated Rate; and provided further that, if Adjusted Term SOFR as so determined above for any day shall be less than the Floor, such rate shall be deemed to be the Floor for such day.”;

(d)	the definition of “Term SOFR Adjustment” in Section 1.1 of the Credit Agreement is deleted in its entirety; and

(e)	Section 11.5(c) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(c)

For the avoidance of doubt, nothing in this Section 11.5 shall prohibit any Person from voluntarily disclosing or providing any information regarding suspected violations of laws, rules, or regulations to any governmental authority or self-regulatory authority without any notification to any Person to the extent that any such prohibition on disclosure set forth in this Section 11.5 is prohibited by the laws or regulations applicable to such governmental authority or self-regulatory authority.”.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Covenantor hereby represents and warrants to and in favour of the Agent and the Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)

the representations and warranties contained in Section 6.1 of the Credit Agreement (other than: (i) any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement; or (ii) those representations and warranties which are already subject to a materiality threshold (such as Material Adverse Effect), which shall be true and correct in all respects) are true and correct in all material respects.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS

4.1 This Agreement shall be effective on the date each of the following conditions precedent are satisfied (or waived by the Lenders hereunder):

(a)	the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender; and

(b)	each Lender shall have been paid all fees as have been agreed to with the Borrower in respect of this Agreement.

5. CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS

The Credit Agreement and the other Credit Documents to which the Covenantor and the Borrower are parties and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect, provided that this Agreement shall not constitute a novation, discharge, rescission, extinguishment or substitution of the parties’ rights and obligations under the Credit Agreement. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

6. FURTHER ASSURANCES

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

7. COUNTERPARTS

This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

8. GOVERNING LAW

The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrower or the Covenantor may be found.

[signature pages follow]

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower
Per: Name: Title:	/s/ Chris De Bruyn Chris De Bruyn Vice-President Capital Markets, Tax and Treasurer
CANADIAN PACIFIC KANSAS CITY LIMITED, as Covenantor
Per: Name: Title:	/s/ Chris De Bruyn Chris De Bruyn Vice-President Capital Markets, Tax and Treasurer

Signature page to Second Amending Agreement

THE ADMINISTRATIVE AGENT
BANK OF MONTREAL
Per:	/s/ Jeff Cowan Jeff Cowan, Managing Director
Per:	/s/ Michael Ka Ho Ng Michael Ka Ho Ng, Vice President

Signature page to Second Amending Agreement

THE LENDERS

BANK OF MONTREAL
Per:	/s/ Jeff Cowan Jeff Cowan, Managing Director
Per:	/s/ Michael Ka Ho Ng Michael Ka Ho Ng, Vice President

Signature page to Second Amending Agreement

BANK OF AMERICA, N.A., CANADA BRANCH
Per:	/s/ Erika Murphy Authorized Signing Officer

Signature page to Second Amending Agreement

CANADIAN IMPERIAL BANK OF COMMERCE
Per:	/s/ Lihor Abraham Lihor Abraham, Managing Director
Per:	/s/ Jennifer Lee Jennifer Lee, Director

Signature page to Second Amending Agreement

THE BANK OF NOVA SCOTIA
Per:	/s/ Michael Linder Michael Linder, Managing Director
Per:	/s/ Abigail McLatchy Abigail McLatchy, Associate Director

Signature page to Second Amending Agreement

WELLS FARGO BANK, N.A., CANADIAN BRANCH

Per:	/s/ Sean Buchan
Authorized Signing Officer

Signature page to Second Amending Agreement

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH

Per:	/s/ John Hunt
John Hunt, Managing Director, Head of Canadian Corporate & Investment Banking

Signature page to Second Amending Agreement

ROYAL BANK OF CANADA

Per:	/s/ Tim VandeGriend
Tim VandeGriend Authorized Signing Officer

Signature page to Second Amending Agreement

BARCLAYS BANK PLC

Per:	/s/ Ritam Bhalla
Ritam Bhalla Director

Signature page to Second Amending Agreement

CITIBANK, N.A., CANADIAN BRANCH

Per:	/s/ Azita Taravati
Azita Taravati Authorized Signing Officer

Signature page to Second Amending Agreement

GOLDMAN SACHS BANK USA

Per:	/s/ Jonathan Dworkin
Jonathan Dworkin Authorized Signatory

Signature page to Second Amending Agreement

ATB FINANCIAL

Per:	/s/ Max Herrera
Max Herrera Authorized Signing Officer

Per:	/s/ Alex Wojcik
Alex Wojcik Authorized Signing Officer

Signature page to Second Amending Agreement

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC

Per:	/s/ Matt van Remmen
Authorized Signing Officer Matt van Remmen, Managing Director

Per:	/s/ Oliver Sumugod
Authorized Signing Officer Oliver Sumugod, Managing Director

Signature page to Second Amending Agreement

U.S. BANK NATIONAL ASSOCIATION
Per:	/s/ Brad Schneider Brad Schneider, Vice President Authorized Signing Officer

Signature page to Second Amending Agreement

MORGAN STANLEY BANK, N.A.
Per:	/s/ Michael King Michael King Authorized Signing Officer

Signature page to Second Amending Agreement

MUFG BANK, LTD., CANADA BRANCH
Per:	/s/ Shiva J. Srikantan Shiva J. Srikantan, Director

Signature page to Second Amending Agreement